

STRONG
GLOBAL ENTERTAINMENT

SECOND QUARTER 2023 RESULTS

NYSE American: SGE

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might," or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the "Risk Factors" section contained in our final prospectus filed with the Securities and Exchange Commission and in our other public filings with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, fair value adjustments, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.


STRONG
MDI SCREENS


STRONG
TECHNICAL SERVICES


STRONG
STUDIOS

Q2 2023 Highlights

- Completed initial public offering in May 2023
- Revenue and Adjusted EBITDA more than doubled YoY with increased demand for screens & services and our first significant sale of IP at Strong Studios
- Established dedicated installation team making SGE a true end-to-end cinema solutions provider
- Added new customer relationships, including a preferred screen partnership with Kinepolis, our first major European addition, and an exclusive service partnership with MJR Theatres
- Strong Studios completed the sale of a portion of its Safehaven intellectual property, resulting in initial revenue of $6.4 million

Growth Continues

24% Screen Sales YoY Increase	**43%** Cinema Services Revenue YoY Increase
32% Equipment Sales YoY Increase	**$6.4M** Initial Strong Studios IP Revenue

STRONG GLOBAL ENTERTAINMENT

Growth Drivers

Blockbusters continue to drive cinema resurgence worldwide with **record-breaking box office performances**

Laser upgrade cycle propelling revenue growth in screens and services

Growing market share with new customers and expanded capabilities

Expanding global influence with expedited shipping capabilities for clients in Europe and the Middle East

Non-cinema revenue opportunities increasing with Eclipse Immersive Screens & Strong Studios

Blockbusters continue to drive cinema resurgence worldwide



"Barbie" was largest opening weekend of 2023[1]

"Barbenheimer" craze gave AMC Theatres its **"highest recorded" weekly admissions revenue in its 103-year history**[2]

[1] CNN Business, July 24, 2023
[2] CNN Business, July 31, 2023

Blockbuster pipeline continues in 2023 & into 2024



THE CREATOR
September
KRAVEN
THE HUNTER
October
DUNE
November
Wonka
December
BOB
MARLEY
ONE LOVE
January
MATTHEW VAUGHN'S
ARGYLLE
February
SPIDER-MAN
BEYOND THE SPIDER-VERSE
March
THE LORD OF THE RINGS
THE WAR of the
ROHIRRIM
April
DEADPOOL
May

Partner of choice for laser upgrade cycle



Driving demand for screens & services

- Preferred supplier to **Cinionic**, world's leading provider of laser solutions
- **SGE's HGA ReAct 1.4 screen** specially designed & engineered for laser projection systems
- Skyrocketing and unstable electricity costs, especially in Europe, making laser projection an **attractive long-term energy proposition**

Global Laser Projector Market
Forecast to grow at CAGR of 19.2%[1]


2023
$6.6B
2032
$26.7B

[1] *Market Research Future, 2023*

STRONG GLOBAL ENTERTAINMENT

Valued partner of worldwide leaders

Circuits	Country / Countries	Screens	Sites	Customer	Exclusive
AMC Entertainment Holdings, Inc. [1]	US	7,712	591	✓	✓ [3]
Regal Cinemas (Cineworld Group PLC) [1]	US	6,474	478	✓	
Cinemark Holdings, Inc. [1]	US	4,392	318	✓	✓ [3]
Cinepolis [2]	US & Mexico	4,271	509	✓	
Cineplex Entertainment LP [1]	Canada	1,641	158	✓	
Kinepolis	Europe & North America	1,138	111	✓	
Marcus Theaters Corp. [1]	US	1,053	84	✓	✓ [4]

Signed 3-year agreement as preferred worldwide cinema screen supplier for Kinepolis Group

Based in Belgium, Kinepolis has operations in nine countries across Europe and North America

[1] *The Cinema Foundation - State of the Cinema Industry*, March 2023
[2] *Cinepolis*, February 2023
[3] Customer is exclusive for screen products in the United States
[4] Customer is exclusive for screen products and technical services in the United States

ECLIPSE IMMERSIVE SCREEN

- **Secured seven-figure project in Q2**
  - expect to deliver in H2 '23
- Immersive entertainment gaining global popularity
- The only system on the market that is **truly seamless**
- Offering two new, innovative products :
  - **Seismos** interactive flooring systems
  - **Orion** optical floor tiles

MARKETS


Interactive Dark Rides
Theme Parks
Aviation Training
Flying Theaters
Dome Theaters
Motion Simulators
Military Training
Planetariums

STRONG TECHNICAL SERVICES – End-to-End Cinema Solutions Provider

- **Established dedicated Installation Team** to enhance STS' field service offerings
- With end-to-end capabilities, Strong provides a significant advantage to customers by providing **one contact for all their installation and service needs**
- **120% YoY increase** in installation services



Screens
Audio
LED Displays
Signage
Seating
Project Management
120%
YoY Installation Services Increase

Expanding Global Influence

Strong MDI recently **extended and expanded its cooperative agreement with Lemmens S.A.** (Belgium) to facilitate expedited screen shipments to customers in Europe & the Middle East:

- Adds ex-works services
- With quick ship program, **customers can receive shipments in less than 10 days**


LEMMENS

STRONG GLOBAL ENTERTAINMENT

STRONG STUDIOS

- Building IP portfolio
- Announced new true crime drama series, ***Hall Mills Murders,*** based on the 1922 case that captured the nation, flooded the tabloids and began America's obsession with true crime
- **Acquired the worldwide distribution rights for its original series, *Safehaven,*** from Screen Media Ventures, LLC, a division of Chicken Soup for The Soul Entertainment, Inc.
- Announced that **Ravenwood-Productions LLC ("Ravenwood") had made an investment to acquire an ownership stake of *Safehaven***

Growing Pipeline


Safehaven


INSIDE THE BLACK BOX
Inside the Black Box


Flagrant


Shadows in the Vineyard


Tank Job
The Tank Job


Hall Mills Murders


Heartbeat

FINANCIAL REVIEW

Consolidated Financial Summary

($ in thousands)

	Q2 '23	Q2 '22	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 17,839	$ 8,823	$ 9,016	102.2 %
Gross profit	7,209	2,099	5,110	243.4 %
Gross margin %	40.4%	23.8%	16.6%	
SG&A	7,032	2,159	(4,873)	(225.7)%
Income (loss) from operations	177	(60)	237	395.0 %
Net (loss) income	(416)	13	(429)	N/M
Adjusted EBITDA*	3,515	130	3,385	N/M

- Continued growth in cinema services and screen revenue fueled revenue and gross profit increases
- First significant sale of IP at Strong Studios
  - G&A increase primarily related to recognition of future participation costs and IPO transaction-related expenses

*See Non GAAP reconciliation to GAAP equivalent in appendix

Balance Sheet

($ in thousands)

	03/31/23	12/31/22
Assets		
Cash and cash equivalents	$ 4,371	$ 3,615
Other current assets	21,315	14,084
Equity holdings		
Film and television programming rights, net	7,691	1,501
Goodwill and intangible assets	904	888
Other long-term assets	7,269	5,450
Total assets	**$ 41,550**	**$ 25,538**
Liabilities		
Accounts payable & accrued expenses	$ 12,823	$ 10,453
Deferred revenue and customer deposits	1,140	1,769
Short-term debt	12,219	2,510
Long-term debt	144	162
Lease liabilities	5,727	905
Other liabilities	625	535
Total liabilities	**$ 32,678**	**$ 16,334**
Stockholders' equity	**$ 8,872**	**$ 9,204**
Total liabilities and stockholders' equity	**$ 41,550**	**$ 25,538**

APPENDIX

Reconciliation of Net Loss to Adjusted EBITDA

($ in thousands)

	Three Months Ended June 30,	
	2023	2022
Net (loss) income	$ (416)	$ 13
Interest expense, net	62	27
Income tax expense (benefit)	90	109
Depreciation and amortization	2,130	154
EBITDA	1,866	303
Stock-based compensation expense	748	33
IPO related expenses	475	-
Foreign currency transaction (gain) loss	426	(206)
Adjusted EBITDA	$ 3,515	$ 130